SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event) November 29, 2004

BELDEN & BLAKE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5200 Stoneham Road, North Canton, Ohio	44720

(Address of principal executive offices)	(Zip Code)

(330) 499-1660

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 3.1 Restated Articles
Exhibit 3.2 Restated Regulations
Exhibit 99.1 Blackline of Original Articles to the Restated Articles
Exhibit 99.2 Blackline of Restated Regulations to the Original Regulations

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On November 29, 2004, Capital C Energy Operations, LP (“Capital C”), a Delaware limited partnership and the sole shareholder of Belden & Blake Corporation (the “Corporation”), adopted the Amended and Restated Code of Regulations (the “Restated Regulations”) attached hereto as Exhibit 3.2 for the regulation of the governance of the Corporation. The Restated Regulations replace the Regulations of BB Merger Corp. (the “Original Regulations”) previously filed on August 12, 1997 as Exhibit 3.2 to the Corporation’s Registration Statement on Form S-4 (Registration No. 333-33407).

     The Original Regulations were replaced by substantially similar regulations in connection with the July 2004 merger (the “Merger”) of the Corporation, Capital C and Capital C Ohio with the Corporation surviving the Merger as a wholly owned subsidiary of Capital C. Those regulations have subsequently been further amended by the Restated Regulations. The amended provisions are effective as of November 29, 2004 and include amendments to the following sections:

•	1.3 Place of Meetings;

•	1.4 Notice of Meetings; Waiver of Notice;

•	1.5 Quorum; Adjournment; Action by Shareholders;

•	2.1 Number of Directors;

•	2.3 Removal from Office;

•	3.2 Meetings of the Directors;

•	4.2 Election and Term of Office;

•	4.3 Duties of Officers;

•	6.2 Indemnification;

•	6.3 Court Approved Indemnification;

•	6.4 Indemnification for Expenses When Successful on the Merits or Otherwise

•	6.5 Determination;

•	6.6 Presumptions;

•	6.7 Advances for Expenses;

•	6.8 Right of Indemnitee to Bring Suit;

•	6.9 Nonexclusivity;

•	6.10 Insurance;

•	6.11 Venue; Jurisdiction;

•	7.2 Uncertified Shares;

•	8.3 Corporate Seal;

•	8.5 Fiscal Year;

•	8.6 Resignations; and

•	8.7 Facsimile Signatures.

     The Registrant has attached as Exhibit 99.2 a blackline of the changes contained in the Restated Regulations marked against the Original Regulations to specifically identify the changes adopted November 29, 2004.

     In July 2004, pursuant to the Merger, the Amended and Restated Articles of Incorporation adopted in 1997 (the “Original Articles”) were replaced by the Amended and Restated Articles of Incorporation on July 7, 2004 (the “Amended Articles”). The Amended Articles are attached hereto as Exhibit 3.1. The amended provisions are effective as of November 29, 2004 and include amendments to the following sections:

     •    3:    Purpose;

     •    4:    Number of Shares; and

     •    5:    Director Qualification.

     The Registrant has attached as Exhibit 99.1 a blackline of the changes contained in the Restated Articles marked against the Original Articles to specifically identify the changes adopted November 29, 2004.

Item 9.01 Financial Statements and Exhibits.

     The exhibit identified below is filed as part of this report:

     Exhibit 3.1  Restated Articles

     Exhibit 3.2  Restated Regulations

     Exhibit 99.1  Blackline of Restated Articles to the Original Articles

     Exhibit 99.2  Blackline of Restated Regulations to the Original Regulations

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	BELDEN & BLAKE CORPORATION

Date: November 29, 2004	By:	/s/ Robert W. Peshek

Robert W. Peshek, Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Restated Articles

Exhibit 3.2	Restated Regulations

Exhibit 99.1	Blackline of Restated Articles to the Original Articles

Exhibit 99.2	Blackline of Restated Regulations to the Original Regulations